Exhibit 10.10

                         KNOWLEDGELINK INTERACTIVE, INC.

                            1998 STOCK INCENTIVE PLAN

                    PERFORMANCE STOCK OPTION GRANT AGREEMENT

This Grant Agreement (the "Agreement") is entered into by and between KnowledgeLink Interactive, Inc., a Delaware corporation (the "Corporation"), and John Robert Kaminski ("Grantee"), effective as of March 30, 1999 (the "Grant Date").

         In consideration of the premises, mutual covenants and agreements herein, the Corporation and Grantee agree as follows:

                                    ARTICLE 1

                                 GRANT OF OPTION

         SECTION 1.1 GRANT OF OPTION. The Corporation hereby grants to Grantee, pursuant to the provisions of the KnowledgeLink Interactive, Inc. 1998 Stock Incentive Plan (the "Plan"), a nonqualified stock option to purchase from the Corporation, at a price of $0.01 per share (the "Exercise Price"), up to 50,000 shares of common stock of the Corporation, par value of $0.0001 per share ("Stock"), subject to the provisions of this Agreement (the "Option"). The Option shall expire at 5:00 p.m. Eastern Time on the date ten years and one day after the Grant Date (the "Expiration Date"), unless fully exercised or terminated earlier pursuant to this Agreement. Unless stated otherwise herein, capitalized terms in this Agreement shall have the meaning set forth in the Plan.

                                    ARTICLE 2

                                     VESTING

         SECTION 2.1 VESTING SCHEDULE. Unless the Option has earlier terminated pursuant to the provisions of this Agreement and subject to the condition precedent in the next sentence, Grantee shall become vested in the shares subject to the Option pro rata over three years in accordance with the vesting schedule attached hereto and made a part hereof (the "Vesting Schedule"). Notwithstanding the preceding sentence, no vesting under the attached Vesting Schedule shall occur and Grantee shall remain 0% vested in the shares subject to the Option at all times, unless and until the Administrator, in its sole discretion, determines that the performance objectives attached hereto and made a part hereof (the "Statement of Performance Objectives") are satisfied in full by the Achievement Date (as specified on the Statement of Performance Objectives). The Administrator shall make its determination as soon as practicable after December 31, 1999.

                  If the Administrator determines that the Performance Objectives have been satisfied in full as of the Achievement Date, then Grantee shall become vested in shares subject to the Option in accordance with the Vesting Schedule. If the Administrator determines that the Performance Objectives have not been satisfied in full as of the Achievement Date, then the Option shall terminate in its entirety immediately upon such determination and shall be of no further force or effect. In all events, Grantee shall become vested in shares on a vesting date only if Grantee has been in the continuous employ of the Corporation from the Grant Date through the applicable date upon which vesting is scheduled to occur.

         SECTION 2.2 ACCELERATION OF VESTING. Unless the Option has earlier terminated pursuant to the provisions of this Agreement, the Performance Objectives shall be deemed satisfied and the vesting of the Option granted to Grantee hereunder shall be accelerated so that the unvested portion of the Option shall become one hundred percent (100%) vested in Grantee upon a Change of Control. For purposes of this Agreement, the term "Change of Control" shall mean (i) the sale of all or substantially all of the assets of the Corporation,
(ii) the sale of more than fifty percent (50%) of the outstanding capital stock of the Corporation in a non-public sale, (iii) the dissolution or liquidation of the Corporation, or (iv) any merger, share exchange, consolidation or other reorganization or business combination of the Corporation if immediately after such transaction either (A) persons who were directors of the Corporation immediately prior to such transaction do not constitute at least a majority of the directors of the surviving entity, or (B) persons who hold a majority of the voting capital stock of the surviving entity are not persons who held a majority of the voting capital stock of the Corporation immediately prior to such transaction.

                                    ARTICLE 3

                               EXERCISE OF OPTION

         SECTION 3.1 EXERCISABILITY OF OPTION. Pursuant to the terms of this Agreement, the Option may be exercised at any time, and from time to time, with respect to the number of shares subject to the Option in which Grantee is then vested.

         SECTION 3.2 SHAREHOLDERS' AGREEMENT. The Administrator in its sole discretion may require as a condition precedent to the exercise of the Option granted pursuant to Section 1.1, that Grantee or such other person exercising the Option be, or shall execute and become, a party to a Shareholders' Agreement in substantially in the form attached hereto as Exhibit A.

         SECTION 3.3 MANNER OF EXERCISE. The Option may be exercised, in whole or in part, by delivering written notice to the Administrator in such form as the Administrator may require from time to time; provided, however, that the Option may not be exercised at any one time as to fewer than one hundred (100) shares (or such number of shares as to which the Option is then exercisable if such number of shares then exercisable is less than one hundred (100)). Such notice shall specify the number of shares of Stock subject to the Option as to which the Option is being exercised, and shall be accompanied by full payment of the Exercise Price for such shares. Payment of the Exercise Price shall be made in cash (or cash equivalents acceptable to the Administrator in the Administrator's discretion). In the Administrator's sole and absolute discretion, the Administrator may authorize payment of the Exercise Price to be made, in whole or in part, by such other means as the Administrator may prescribe. The Option may be exercised only in multiples of whole shares and no partial shares shall be issued.

                  If the Stock is registered under Section 12(b) of the Securities Exchange Act of 1934, as amended, the Administrator, subject to such limitations as it may determine, may authorize payment of the exercise price, in whole or in part, by delivery of a properly executed exercise notice, together with irrevocable instructions: (i) to a brokerage firm approved by the Corporation to deliver promptly to the Corporation the aggregate amount of sale or loan proceeds to pay the exercise price and any withholding tax obligations that may arise in connection with the exercise, and (ii) to the Corporation to deliver the certificates for such purchased shares directly to such brokerage firm.

         SECTION 3.4 ISSUANCE OF SHARES AND PAYMENT OF CASH UPON EXERCISE. Upon exercise of the Option, in whole or in part, in accordance with the terms of this Agreement and upon payment of the Exercise Price for the shares of Stock as to which the Option is exercised and delivery of such executed Shareholders' Agreement as may be required by the Administrator pursuant to Section 3.2, the Corporation shall issue to Grantee or such other person exercising the Option, as the case may be, the number of shares of Stock so paid for, in the form of fully paid and nonassessable Stock and shall deliver certificates therefor as soon as practicable thereafter. The stock certificates for any shares of Stock issued hereunder shall, unless such shares are registered or an exemption from registration is available under applicable federal and state law, bear a legend restricting transferability of such shares and referencing the Shareholders' Agreement, if applicable.

                                    ARTICLE 4

                              TERMINATION OF OPTION

         SECTION 4.1 TERMINATION, IN GENERAL. The Option granted hereby shall terminate and be of no force or effect after the Expiration Date set forth in
Section 1.1, unless terminated prior to such time as provided below or in
Section 2.1.

         SECTION 4.2 TERMINATION OF EMPLOYMENT FOR REASON OTHER THAN RETIREMENT, DEATH OR DISABILITY. Unless the Option has earlier terminated pursuant to the provisions of this Agreement, (i) the unvested portion of the Option shall terminate immediately upon the Grantee's termination of employment with the Corporation for any reason and (ii) the vested portion of the Option shall terminate ninety days after the date Grantee is no longer employed by the Corporation and its Affiliates for any reason other than Grantee's Retirement, death or Disability. Unless sooner terminated, the Option shall terminate in its entirety upon the expiration of such ninety-day period. Notwithstanding the foregoing, the Option shall terminate in its entirety, regardless of whether the Option is vested in whole or in part, upon termination of the employment of the Grantee by the Corporation or an Affiliate for "Cause."

         If Grantee is a party to a written employment agreement with the Corporation or an Affiliate which contains a definition of "cause", "termination for cause" or words of similar import, whether such Grantee is terminated for "Cause" pursuant to this Section 4.2 shall be determined according to the terms of and in a manner consistent with the provisions of such written employment agreement. If Grantee is not party to such a written employment agreement with the Corporation or an Affiliate, then for purposes of this Section 4.2, "Cause" shall mean (i) gross negligence or willful misconduct or any substantiated act by Grantee involving dishonesty or bad faith against the Corporation or an Affiliate, or any act or omission that demonstrates a lack of integrity of Grantee with respect to the Corporation or an Affiliate; (ii) Grantee engaging in acts or omissions the likely consequence of which is material injury to the Corporation's or an Affiliate's business, property or reputation; (iii) breach or threatened breach by Grantee of any non-competition or confidentiality agreement entered into between Grantee and the Corporation or its Affiliate; (iv) chronic use of alcohol, drugs or other similar substances affecting Grantee's work performance; or (v) Grantee being convicted of, or pleading guilty or nolo contendere to, or being indicted for a felony or other crime involving theft, fraud or moral turpitude. The good faith determination by the Administrator of whether the Grantee's employment was terminated by the Corporation for "Cause" shall be final and binding for all purposes hereunder.

         SECTION 4.3 TERMINATION OF EMPLOYMENT BY REASON OF RETIREMENT. Unless the Option has earlier terminated pursuant to the provisions of this Agreement, in the event that Grantee ceases, by reason of Retirement, to be an employee of the Corporation or an Affiliate, (i) the unvested portion of the Option shall terminate immediately and (ii) the outstanding Option may be exercised in whole or in part with respect to the shares of Stock as to which the Option is vested as of the date of Grantee's termination of employment at any time within ninety days after such date of termination, but not later than the end of the stated term of the Option. Unless sooner terminated, the Option shall terminate in its entirety upon the expiration of such ninety-day period.

         For purposes of this Agreement, Retirement shall mean termination of employment on or after age 65 or termination of employment on or after the attainment of such younger age and satisfaction of such minimum service requirement, if any, specified by the Corporation's qualified retirement plan in effect at such time, but excluding any termination for Cause.

         SECTION 4.4 UPON GRANTEE'S DEATH. Unless the Option has earlier terminated pursuant to the provisions of this Agreement, upon Grantee's death,
(i) the unvested portion of the Option shall terminate immediately and (ii) Grantee's executor, personal representative, or the person to whom the Option shall have been transferred by will or the laws of descent and distribution, as the case may be, may exercise all or any part of the outstanding Option with respect to the shares of Stock as to which the Option is vested as of the Grantee's date of death, provided such exercise occurs within six months after the date of Grantee's death, but not later than the end of the stated term of the Option. Unless sooner terminated, the Option shall terminate in its entirety upon the expiration of such six-month period.

         SECTION 4.5 TERMINATION OF EMPLOYMENT BY REASON OF DISABILITY. Unless the Option has earlier terminated pursuant to the provisions of this Agreement, in the event that Grantee ceases, by reason of Disability, to be an employee of the Corporation or an Affiliate, (i) the unvested portion of the Option shall terminate immediately and (ii) the outstanding Option may be exercised in whole or in part with respect to the shares of Stock as to which the Option is vested as of the date of Grantee's termination of employment due to Disability at any time within ninety days after the date of such termination, but not later than the end of the stated term of the Option. Unless sooner terminated, the Option shall terminate in its entirety upon the expiration of such ninety-day period.

         For purposes of this Agreement, Disability shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. The Administrator may require such proof of Disability as the Administrator in its sole discretion deems appropriate and the Administrator's determination as to whether Grantee is Disabled shall be final and binding on all parties concerned.

                                    ARTICLE 5

                                DRAG-ALONG RIGHTS

         SECTION 5.1 DRAG-ALONG RIGHTS. If at any time any stockholder of the Corporation, or group of stockholders, owning a majority or more of the capital stock of the Corporation (hereinafter, the "Transferring Stockholders") proposes to enter into any transaction involving (i) a sale of more than 50% of the outstanding capital stock of the Corporation in a non-public sale or (ii) any merger, share exchange, consolidation or other reorganization or business combination of the Corporation immediately after which a majority of the directors of the surviving entity is not comprised of persons who were directors of the Corporation immediately prior to such transaction or after which persons who hold a majority of the common stock of the surviving entity are not persons who held a majority of the voting capital stock of the Corporation immediately prior to such transaction, the Corporation may require Grantee to participate in such transaction by giving Grantee written notice thereof at least ten days in advance of the date of the transaction or the date that tender is required, as the case may be (hereinafter referred to as the "Drag-Along Date"). Notwithstanding anything herein to the contrary and without Grantee's consent, if such notice is provided to Grantee, then the outstanding Option, or a portion thereof, as determined by the Corporation in its sole discretion and specified in the written notice of the transaction, shall terminate effective as of the Drag-Along Date, and shall be of no further force or effect thereafter, provided that, in consideration therefor, Grantee receives from the Corporation, the acquiror or the Corporation's successor, an aggregate amount equal to the product of (i) the number of shares of Stock as to which the Option so terminates, multiplied by (ii) the difference between (1) the Exercise Price per share under the Option and (2) the price the Transferring Stockholders receive per share of Stock pursuant to the terms of the transaction, adjusted as determined by the Administrator to reflect the fact that the Exercise Price with respect to the Option has not, in fact, been paid. The payment of such amount to Grantee shall be made either upon the same terms and conditions as those applicable to the Transferring Stockholders with respect to their Stock pursuant to the terms of the transaction or via delivery of immediately available funds within thirty days following the transaction, as determined in the sole discretion of the payor.

                                    ARTICLE 6

                                  MISCELLANEOUS

         SECTION 6.1 NON-GUARANTEE OF EMPLOYMENT. Nothing in the Plan or this Agreement shall be construed as a contract of employment between the Corporation (or an Affiliate) and Grantee, or as a contractual right of Grantee to continue in the employ of the Corporation or an Affiliate, or as a limitation of the right of the Corporation or an Affiliate to discharge Grantee at any time.

         SECTION 6.2 NO RIGHTS OF SHAREHOLDER. Grantee shall not have any of the rights of a shareholder with respect to the shares of Common Stock that may be issued upon the exercise of the Option until such shares of Common Stock have been issued to him upon the due exercise of the Option.

         SECTION 6.3 NON-QUALIFIED NATURE OF AGREEMENT. This Agreement is intended to be an agreement concerning a stock option arrangement which does not qualify under section 422 of the Internal Revenue Code, and this Agreement shall be so construed.

         SECTION 6.4 THE CORPORATION'S RIGHTS. The existence of this Option shall not affect in any way the right or power of the Corporation or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or any issue of bonds, debentures, preferred or other stocks with preference ahead of or convertible into, or otherwise affecting the Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of the Corporation's assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         SECTION 6.5 WITHHOLDING OF TAXES. The Corporation or any Affiliate shall have the right to deduct from any compensation or any other payment of any kind (including withholding the issuance of shares of Stock) due Grantee the amount of any federal, state or local taxes required by law to be withheld as the result of the exercise of the Option. In lieu of such deduction, the Administrator may require Grantee to make a cash payment to the Corporation or an Affiliate equal to the amount required to be withheld. If Grantee does not make such payment when requested, the Corporation may refuse to issue any Stock certificate under the Plan until arrangements satisfactory to the Administrator for such payment have been made.

         SECTION 6.6 GRANTEE. Whenever the word "Grantee" is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the estate, personal representative or beneficiary to whom this Option may be transferred by will or by the laws of descent and distribution, the word "Grantee" shall be deemed to include such person.

         SECTION 6.7 NONTRANSFERABILITY OF OPTION. The Option shall be nontransferable otherwise than by will or the laws of descent and distribution and (ii) during the lifetime of Grantee, the Option may be exercised only by Grantee or, during the period Grantee is under a legal disability, by Grantee's guardian or legal representative. Except as provided above, the Option may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

         SECTION 6.8 NOTICES. All notices and other communications made or given pursuant to this Agreement shall be in writing and shall be sufficiently made or given if hand delivered or mailed by certified mail, addressed to Grantee at the address contained in the records of the Corporation, or addressed to the Administrator, care of the Corporation for the attention of its Secretary at its principal office or, if the receiving party consents in advance, transmitted and received via telecopy or via such other electronic transmission mechanism as may be available to the parties.

         SECTION 6.9 ENTIRE AGREEMENT; MODIFICATION. The Agreement contains the entire agreement between the parties with respect to the subject matter contained herein and may not be modified, except as provided in the Plan or in a written document signed by each of the parties hereto. Any oral or written agreements, representations, warranties, written inducements, or other communications made prior to the execution of this Agreement shall be void and ineffective for all purposes.

         SECTION 6.10 CONFORMITY WITH PLAN. This Agreement is intended to conform in all respects with, and is subject to all applicable provisions of, the Plan, which is incorporated herein by reference. Inconsistencies between this Agreement and the Plan shall be resolved in accordance with the terms of the Plan. In the event of any ambiguity in this Agreement or any matters as to which this Agreement is silent, the Plan shall govern.

         SECTION 6.11 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, other than the conflict of laws principles thereof.

         SECTION 6.12 HEADINGS. The headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

         IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officer as of the date first above written.

ATTEST:                                        KNOWLEDGELINK INTERACTIVE, INC.

                                               By:  /s/ Ted S. Bagheri
   ----------------------------------             ------------------------------

The undersigned hereby acknowledges that he/she has carefully read this Agreement and the Plan and agrees to be bound by all of the provisions set forth in such documents.

WITNESS:                                       GRANTEE

                                               /s/ John Robert Kaminski
   ----------------------------------             ------------------------------

                                               Date:    June 2, 1999

Enclosure:   KnowledgeLink Interactive, Inc. 1998 Stock Incentive Plan

                                VESTING SCHEDULE

           JOHN ROBERT KAMINSKI OF GRANTEE 3/30/99 STOCK OPTION GRANT

--------------- ------------------    ------------- ------------------     ------------ -------------------
                    AGGREGATE                           AGGREGATE                           AGGREGATE
                   PERCENTAGE                          PERCENTAGE                           PERCENTAGE
   VESTING          OF VESTED           VESTING         OF VESTED            VESTING        OF VESTED
     DATE            SHARES               DATE           SHARES               DATE            SHARES
--------------- ------------------    ------------- ------------------     ------------ -------------------
   3/25/99           2.778%             3/25/00          36.111%             3/25/01         69.444%
--------------- ------------------    ------------- ------------------     ------------ -------------------
   4/25/99           5.556%             4/25/00          38.889%             4/25/01         72.222%
--------------- ------------------    ------------- ------------------     ------------ -------------------
   5/25/99           8.333%             5/25/00          41.667%             5/25/01         75.000%
--------------- ------------------    ------------- ------------------     ------------ -------------------
   6/25/99           11.111%            6/25/00          44.444%             6/25/01         77.778%
--------------- ------------------    ------------- ------------------     ------------ -------------------
   7/25/99           13.889%            7/25/00          47.222%             7/25/01         80.556%
--------------- ------------------    ------------- ------------------     ------------ -------------------
   8/25/99           16.667%            8/25/00          50.000%             8/25/01         83.333%
--------------- ------------------    ------------- ------------------     ------------ -------------------
   9/25/99           19.444%            9/25/00          52.778%             9/25/01         86.111%
--------------- ------------------    ------------- ------------------     ------------ -------------------
   10/25/99          22.222%            10/25/00         55.556%            10/25/01         88.889%
--------------- ------------------    ------------- ------------------     ------------ -------------------
   11/25/99          25.000%            11/25/00         58.333%            11/25/01         91.667%
--------------- ------------------    ------------- ------------------     ------------ -------------------
   12/25/99          27.778%            12/25/00         61.111%            12/25/01         94.444%
--------------- ------------------    ------------- ------------------     ------------ -------------------
   1/25/00           30.556%            1/25/01          63.889%             1/25/02         97.222%
--------------- ------------------    ------------- ------------------     ------------ -------------------
   2/25/00           33.333%            2/25/01          66.667%             2/25/02           100%
--------------- ------------------    ------------- ------------------     ------------ -------------------


VESTING IN ACCORDANCE WITH THE ABOVE VESTING SCHEDULE SHALL NOT ACCRUE AND GRANTEE SHALL BE 0% VESTED IN THE SHARES SUBJECT TO THE OPTION UNLESS AND UNTIL THE ADMINISTRATOR DETERMINES THAT THE PERFORMANCE OBJECTIVES ARE SATISFIED IN FULL AS OF THE ACHIEVEMENT DATE.

The number of shares subject to the Option in which the Grantee shall be vested as of a particular vesting date shall be rounded down to the nearest whole share. However, vesting will be rounded up to the nearest whole share with respect to the last vesting date reflected on this Vesting Schedule.

                       STATEMENT OF PERFORMANCE OBJECTIVES

                     JOHN ROBERT KAMINSKI STOCK OPTION GRANT

Subject to the terms and conditions of the attached Stock Option Grant Agreement, of which this Statement of Performance Objectives is a part, vesting of shares subject to the Option is contingent upon the following performance objectives being satisfied in full as of December 31, 1999 (the "Achievement Date"), as determined in the sole discretion of the Administrator, which determination will be made as soon as practicable after the Achievement Date:

   25,000 shares for reaching 250,000 corporate desktops by Dec. 31, 1999 10,000 shares for obtaining a site license with a big-5 consulting firm 15,000 shares for reaching personal sales quota of $750,000 by Dec. 31, 1999

                                 EXERCISE NOTICE

Administrator of 1998 Stock Incentive Plan
c/o Office of the Corporate Secretary
KnowledgeLink Interactive, Inc.
901 Elkridge Landing Road
Suite 350
Linthicum, Maryland  21090

Gentlemen:

         I, _________________________, hereby exercise the Option granted to me on February ___, 1999, by KnowledgeLink Interactive, Inc. (the "Company"), subject to all the terms and provisions thereof and of the KnowledgeLink Interactive, Inc. 1998 Stock Incentive Plan (the "Plan"), and notify you of my desire to purchase ____________ shares of Common Stock of the Company at a price of $0.01 per share pursuant to the exercise of said Option. This will confirm my understanding with respect to the shares to be issued to me by reason of this exercise of the Option (the shares to be issued pursuant hereto shall be collectively referred to hereinafter as the "Shares") as follows:

                  (a) I am acquiring the Shares for my own account for investment with no present intention of dividing my interest with others or of reselling or otherwise disposing of any of the Shares.

                  (b) The Shares are being issued without registration under the Securities Act of 1933, as amended (the "Act"), in reliance upon one or more exemptions contained in the Act, and such reliance is based in part on the above representation.

                  (c) The certificates for the Shares to be issued to me will bear a legend substantially as follows:

                           "The securities represented by this stock certificate have not been registered under the Securities Act of 1933 (the "Act") or applicable state securities laws (the "State Acts"), and shall not be sold, pledged, hypothecated, donated, or otherwise transferred (whether or not for consideration) by the holder except upon the issuance to the Company of a favorable opinion of its counsel and/or submission to the Company of such other evidence as may be satisfactory to counsel for the Company, to the effect that any such transfer shall not be in violation of the Act and the State Acts.

                  The shares of stock represented by this certificate are subject to restrictions on transfer, an option to purchase and a market stand-off agreement set forth in a certain Shareholders' Agreement between the Corporation and the registered owner of this certificate (or his predecessor in interest), and no transfer of such shares may be made without compliance with that Agreement. A copy of that Agreement is available for inspection at the office of the Corporation upon appropriate request and without charge."

Appropriate stop transfer instructions will be issued by the issuer to its transfer agent.

                  (d) Since the Shares have not been registered under the Act, they must be held indefinitely until an exemption from the registration requirements of the Act is available or they are subsequently registered, in which event the representation in Paragraph (a) hereof shall terminate. As a condition to any transfer of the shares, I understand that the issuer will require an opinion of counsel satisfactory to the issuer to the effect that such transfer does not require registration under the Act or any state securities law.

                  (e) The issuer is not obligated to comply with the registration requirements of the Act or with the requirements for an exemption under Regulation A under the Act for my benefit.

                  (f) I am a party to a Shareholders' Agreement with the Issuer and others, pursuant to which I have agreed to certain restrictions on the transferability of the Shares and other matters relating thereto.

Total Amount Enclosed:  $__________

Date:________________________   ____________________________________

                                (Grantee)

                                Received by KnowledgeLink Interactive, Inc. on

                                ---------------------------, -----



                                By:  _______________________________